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                                                                    EXHIBIT 10.3

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

            This Assignment and Assumption Agreement, dated December 15, 2004 (this "Agreement"), is entered into by and among UBS AG, a Swiss banking corporation (the "Swap Counterparty"), Corporate Asset Backed Corporation, a Delaware corporation (the "Assignor"), and CABCO Series 2004-102 Trust (SBC Communications Inc.), a trust created under the laws of the State of New York (the "Assignee").

                                    RECITALS

            WHEREAS, the Assignor entered into an ISDA Master Agreement (including the schedule thereto) and a confirmation (the "Confirmation") thereunder, with the Swap Counterparty, dated as of December 7, 2004, whereby the Confirmation provided for, among other things, the Assignor to exchange interest payments received by the Assignor in respect of the Underlying Securities for the Floating Amounts from the Swap Counterparty;

            WHEREAS, the Assignee entered into an ISDA Master Agreement (including the schedule thereto) with the Swap Counterparty, dated as of the date hereof;

            WHEREAS, the Assignor desires to assign, transfer, and convey its rights and obligations (excluding the one-time payment paid by the Swap Counterparty to the Assignor) under the Confirmation to the Assignee in accordance with the terms hereof; and

            WHEREAS, the Assignee desires to acquire such rights and obligations from the Assignor in accordance with the terms hereof.

            NOW, THEREFORE, the undersigned, in consideration of the premises, covenants and agreements contained herein, do hereby agree as follows:

            1. Definitions. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Confirmation.

            2. Assignment. Upon the execution of this Agreement by the parties hereto, the Assignor hereby assigns, transfers, and conveys all of the Assignor's rights) and obligations (excluding the one-time payment paid by the Swap Counterparty to the Assignor) under the Confirmation to the Assignee. Such transfer, conveyance, and assignment shall be effective as of the date hereof.

            3. Assumption. Upon the execution of this Agreement by the parties hereto, the Assignee hereby absolutely and irrevocably accepts the foregoing assignment and hereby assumes to be solely liable and responsible for, and covenants to be solely liable and responsible for, any liability with respect to the rights and obligations assigned to the Assignee pursuant to Section 2 hereof, arising on or after the date hereof, all

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subject to the terms and conditions of the Confirmation. Such acceptance, assumption, and covenant shall be effective as of the date hereof.

            4. Future Cooperation. Each of the parties hereto agrees to cooperate at all times from and after the date hereof with respect to all of the matters described herein, and to execute such further assignments, agreements, releases, assumptions, amendments, notifications and other documents as may be reasonably requested for the purpose of giving effect to, or evidencing or giving notice of, the transactions contemplated by this Agreement.

            5. Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors.

            6. Third Party Beneficiary. This Agreement is entered into only for the benefit of the parties and their respective successors, and nothing hereunder shall be deemed to constitute any person a third party beneficiary to this Agreement.

            7. Further Assignment. No party may assign its interest in this Agreement without the prior written consent of the other party.

            8. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            9. Severability. In case any provision in this Agreement shall be declared or held invalid, illegal, or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality, or unenforceability, and the validity, legality, and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

            10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK. EACH PARTY HEREBY (A) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (B) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                                        2

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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                           UBS AG

                                           By: /s/ James B. Fuqua
                                               ---------------------------------
                                               Name: James B. Fuqua
                                               Title: Director and Counsel
                                                      Region Americas Legal
                                                      Fixed Income Section

                                           By: /s/ Marie-Anne Clarke
                                               ---------------------------------
                                               Name: Marie-Anne Clarke
                                               Title: Director and Counsel
                                                      Region Americas Legal
                                                      Fixed Income Section

                                              CORPORATE ASSET BACKED CORPORATION

                                           By: /s/ Robert D. Vascellaro
                                               ---------------------------------
                                               Name: Robert D. Vascellaro
                                               Title: Vice President

                                           By: /s/ James Hausmann
                                               ---------------------------------
                                               Name: James Hausmann
                                               Title: Vice President

                                           CABCO SERIES 2004-102 TRUST
                                           (SBC COMMUNICATIONS INC.)

                                           By: U.S. Bank Trust National
                                               Association, not in its
                                               individual capacity but solely as
                                               Trustee

                                           By: /s/ David J. Kolibachuk
                                               ---------------------------------
                                               Name: David J. Kolibachuk
                                               Title:   Vice President